UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 11, 2021 (May 6, 2021)
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

a.The Company held the Annual Meeting on May 6, 2021 in a virtual-only format via live audio webcast.

b.The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

1.All nine director nominees were elected to the Board for a one-year term to hold office until the Company’s 2022 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Nelda J. Connors	1,177,891,538	23,153,746	35,942,800
Charles J. Dockendorff	1,180,325,305	20,719,979	35,942,800
Yoshiaki Fujimori	924,740,926	276,304,358	35,942,800
Donna A. James	1,181,664,255	19,381,029	35,942,800
Edward J. Ludwig	1,192,357,593	8,687,691	35,942,800
Michael F. Mahoney	1,138,411,568	62,633,716	35,942,800
David J. Roux	1,074,889,476	126,155,808	35,942,800
John E. Sununu	1,179,506,731	21,538,553	35,942,800
Ellen M. Zane	1,194,525,658	6,519,626	35,942,800

2.The advisory vote on the compensation for the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
1,111,007,103	89,153,248	884,933	35,942,800

3.The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was ratified.

For	Against	Abstain
1,186,049,676	50,339,971	598,437

4.The stockholder proposal requesting a report to stockholders describing any benefits to the Company related to employee participation in Company governance was not approved.

For	Against	Abstain	Broker Non-Votes
55,609,263	1,143,836,828	1,599,193	35,942,800

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2021	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel